COLUMBIA ACORN TRUST

ColumbiaSM Thermostat FundSM

(the “Fund”)

Supplement dated March 14, 2011 to the prospectuses dated May 1, 2010, as supplemented

Columbia Conservative High Yield Fund, one of the Portfolio Funds in which the Fund invests, has merged into Columbia Income Opportunities Fund. Effective as of the date of this supplement, the prospectuses are modified as follows:

•

The section of the prospectuses entitled “Columbia Thermostat Fund – Principal Investment Strategies” is modified by deleting the reference to Columbia Conservative High Yield Fund in the table entitled “Allocation of Stock/Bond Assets Within Asset Classes” and replacing it with a reference to Columbia Income Opportunities Fund.

•	The section of the prospectuses entitled “Portfolio Funds Summary” is modified by deleting the description of Columbia Conservative High Yield Fund and replacing it with the following:

	The Portfolio Fund’s Investment Objective		About the Portfolio Fund:
Columbia Income Opportunities Fund	•	seeks to provide shareholders with a high total return through current income and capital appreciation.	•	under normal market conditions, invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

			•	purchases only securities rated B or above, or unrated securities believed to be of the same quality.

			•	up to 25% of net assets may be in foreign investments.

			•	may invest in fixed income securities, including corporate debt securities as well as bank loans, of any maturity and does not seek to maintain a particular dollar-weighted average maturity.

Shareholders should retain this Supplement for future reference.

C-1596-2 A (3/11)